Zurich American Life Insurance

Company

Statutory Financial Statements

December 31, 2020 and 2019

For the Years Ended December 31, 2020, 2019

and 2018

And Supplemental Schedules

As of and for the Year Ended December 31, 2020

Zurich American Life Insurance Company

Index

December 31, 2020, 2019 and 2018

Page(s)

Report of Independent Auditors	1-2

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flows	6

Notes to Statutory Financial Statements	7-48

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	50-51

Supplemental Summary Investment Schedule	52

Supplemental Investment Risks Interrogatories	53-54

Supplemental Schedule of Reinsurance Disclosures	55-57

Report of Independent Auditors

To the Board of Directors of Zurich American Life Insurance Company

We have audited the accompanying statutory financial statements of Zurich American Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and December 31, 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and December 31, 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and December 31, 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Emphasis of Matter

As discussed in Note 6 to the financial statements, the Company has entered into significant transactions with its parent company Zurich Insurance Group Ltd and its affiliates, which are related parties. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of assets and liabilities, summary investment schedule, schedule of investment risk interrogatories and schedule of reinsurance disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2021

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(in thousands of dollars)	2020	2019
Admitted assets
Cash and invested assets:
Fixed maturities, at amortized cost (fair value of $1,086,055 and $966,876, respectively)	$1,009,428	$924,716
Investment in subsidiary	20,177	18,321
Contract loans	183,094	181,803
Cash, cash equivalents and short-term investments	106,139	103,315
Receivables for securities	678	460

Total cash and invested assets	1,319,516	1,228,615
Federal income tax receivable	8,922	2,649
Other amounts receivable under reinsurance contracts	46,718	53,165
Deferred and uncollected premiums	16,116	9,477
Investment income due and accrued	12,019	7,769
Guaranty funds receivable or on deposit	35	104
Receivable from separate accounts	30,151	29,353
Receivables from parent, subsidiaries and affiliates	459	695
Net deferred income tax asset	1,763	—
Other assets	5,381	2,789
Separate account assets	14,465,829	13,866,716

Total admitted assets	$15,906,909	$15,201,332

Liabilities and Capital and Surplus
Liabilities:
Life and annuity reserves	$605,852	$587,751
Accident and health reserves	—	10,402
Supplemental contracts without life contingencies	4,653	16,485
Claims and benefits payable to policyholders	72,017	68,613

Total policy liabilities	682,522	683,251
Provision for experience rating refunds	456,267	335,932
Other amounts payable on reinsurance	64,614	67,477
Interest maintenance reserve	14,175	6,406
General expenses due or accrued	12,345	5,856
Transfers to Separate Accounts due or accrued	(191)	(524)
Taxes, licenses and fees due or accrued	6,729	12,508
Asset valuation reserve	3,059	2,439
Payable to affiliates	10,981	13,076
Funds held under coinsurance	3,156	2,580
Commission to agents due or accrued	1,246	1,190
Payable for securities	10,504	32,658
Other liabilities	11,368	5,547
Separate account liabilities	14,465,829	13,866,716

Total liabilities	15,742,604	15,035,112

Capital and surplus:
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding)	2,500	2,500
Paid-in and contributed surplus	956,970	881,970
Unassigned deficit	(795,165)	(718,250)

Total capital and surplus	164,305	166,220

Total liabilities and capital and surplus	$15,906,909	$15,201,332

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018
Income and loss:
Premium and annuity considerations	$614,100	$1,059,782	$(88,411)
Considerations for supplemental contracts with life contingencies	11,454	8,559	7,472
Net investment income	30,431	32,304	20,940
Amortization of interest maintenance reserve	2,102	600	557
Separate accounts fees	499,783	383,620	359,787
Separate account losses	(474)	(84)	(329)
Commissions and expense allowances on reinsurance ceded	46,693	67,464	43,251
Fee income from non-variable separate account funds	1,596	1,559	3,369
Other loss	(314)	(506)	(44)
Gain on sale - Corporate Life and Pension (see footnote 1)	22,025	—	—

Total income	1,227,396	1,553,298	346,592

Benefits and expenses:
Death benefits	352,312	385,247	66,679
Annuity benefits	50,256	26,952	48,512
Disability benefits	1,239	6,182	1,568
Surrender benefits	27,174	306,500	11,419
Interest and adjustments on policy or deposit-type contracts	(8,512)	5,305	4,946
Payments on supplementary contracts with life contingencies	19,247	19,967	19,802
Increase (decrease) in aggregate reserves for life policies and contracts	7,724	129,975	(1,452)
Commissions	77,606	86,708	66,959
General expenses	37,848	40,382	52,408
Insurance taxes, licenses and fees	16,763	14,334	8,138
Increase (decrease) in loading on deferred and uncollected premiums	(89)	108	117
Net transfers from separate accounts	376,903	70,043	11,814
Experience ratings refunds	164,615	397,138	—
Reinsured fees associated with separate accounts	31,773	31,450	31,702
Variable separate account fees ceded and other	91,403	80,461	91,858

Total benefits and expenses	1,246,262	1,600,752	414,470

Net loss from operations before federal income taxes and total realized capital losses after taxes	(18,866)	(47,454)	(67,878)
Federal income tax expense (benefit)	60,245	1,415	(13,271)

Net loss from operations before total realized capital losses after taxes	(79,111)	(48,869)	(54,607)

Net realized capital gains (losses) before taxes	12,613	4,348	(399)
Less: related federal income tax expense (benefit)	2,776	1,223	(56)
Less: realized gains (losses) transferred to the interest maintenance reserve	9,872	3,422	(252)

Total realized capital losses after taxes	(35)	(297)	(91)

Net loss	$(79,146)	$(49,166)	$(54,698)

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Capital Stock	Paid-in and Contributed Surplus	Unassigned Deficit	Total Capital and Surplus
Balances at December 31, 2017	$2,500	$733,970	$(616,894)	$119,576
Net loss	—	—	(54,698)	(54,698)
Change in:
Net unrealized capital losses, net of tax	—	—	(972)	(972)
Nonadmitted assets	—	—	5,413	5,413
Net deferred tax asset	—	—	1,379	1,379
Asset valuation reserve	—	—	378	378
Paid in capital	—	56,000	—	56,000
Surplus as a result of reinsurance	—	—	(149)	(149)
Miscellaneous surplus adjustment	—	—	(167)	(167)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(192)	(192)

Balances at December 31, 2018	$2,500	$789,970	$(665,902)	$126,568
Net loss	—	—	(49,166)	(49,166)
Change in:
Net unrealized capital losses, net of tax	—	—	(2,521)	(2,521)
Nonadmitted assets	—	—	(12,711)	(12,711)
Net deferred tax asset	—	—	12,930	12,930
Liability for unauthorized reinsurance			(52)	(52)
Asset valuation reserve	—	—	(489)	(489)
Paid in capital	—	92,000	—	92,000
Surplus as a result of reinsurance	—	—	(148)	(148)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(191)	(191)

Balances at December 31, 2019	$2,500	$881,970	$(718,250)	$166,220
Net loss	—	—	(79,146)	(79,146)
Change in:
Net unrealized capital losses, net of tax	—	—	1,875	1,875
Nonadmitted assets	—	—	(95,277)	(95,277)
Net deferred tax asset	—	—	96,887	96,887
Liability for unauthorized reinsurance	—	—	(264)	(264)
Asset valuation reserve	—	—	(620)	(620)
Paid in capital	—	75,000	—	75,000
Surplus as a result of reinsurance	—	—	(162)	(162)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(208)	(208)

Balances at December 31, 2020	$2,500	$956,970	$(795,165)	$164,305

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018
Cash flow from operating activities:
Premiums collected, net of reinsurance	$739,403	$1,405,446	$(83,398)
Net investment income	28,533	34,865	20,265
Miscellaneous income	569,308	452,052	406,033
Benefits and loss related payments	(449,564)	(688,268)	(151,015)
Net transfers from separate accounts	(376,570)	(73,706)	(7,099)
Commissions, expenses paid and aggregate write-ins for deductions	(407,779)	(655,729)	(279,635)
Federal and foreign income taxes (paid) recovered	(69,293)	7,951	(50,322)

Net cash provided by (used in) operations	34,038	482,611	(145,171)

Cash flow from investing activities:
Proceeds from investments sold, matured or repaid
Fixed maturities	521,628	288,404	198,789
Stocks	—	97	—
Net gains on cash, cash equivalents and short-term investments	114	7	—
Miscellaneous proceeds	—	31,174	1,482

Total investment proceeds	521,742	319,682	200,271

Cost of investments acquired
Fixed maturities	595,802	742,309	102,655
Stocks	—	85	—
Miscellaneous applications	22,372	460	—

Total investments acquired	618,174	742,854	102,655

Net increase in contract loans	1,291	115,709	1,343

Net cash (used in) provided by investments	(97,723)	(538,881)	96,273

Cash flows from financing activities:
Capital contributions	75,000	92,000	56,000
Net deposits on deposit-type funds and other liabilities	(11,832)	(1,462)	1,133
Other cash provided (applied)	3,341	(6,050)	7,673

Net cash provided by financing and miscellaneous sources	66,509	84,488	64,806

Net change in cash, cash equivalents and short-term investments	2,824	28,218	15,908
Cash, cash equivalents and short-term investments:
Beginning of year	103,315	75,097	59,189

End of year	$106,139	$103,315	$75,097

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

1. The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, except for New York.

The Company is a wholly owned subsidiary of Zurich American Company, LLC (“ZAC”) (formerly Zurich American Corporation, which converted to a limited liability company effective October 1, 2019), a non-operating holding company incorporated under the laws of the State of Delaware. ZAC is a wholly-owned subsidiary of Zurich Holding Company of America, Inc., (“ZHCA”) a Delaware Corporation, which in turn is a wholly-owned subsidiary of Zurich Insurance Group Ltd. (“ZIG”), a financial services company domiciled in Switzerland.

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to a former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

Effective August 22, 2010, the Company changed its name to ZALICO from Kemper Investors Life Insurance Company (“KILICO”).

Effective November 2, 2020, the Company sold its Corporate Life and Pension business to American Family Life Assurance Company of Columbus (“Aflac”). See Discontinued Operations below for additional information.

In addition to the above transactions, the Company has entered into various affiliated and unaffiliated reinsurance agreements in order to execute strategic transactions and manage various risks to control its net exposures, and limit the volatility of losses, in an effort to protect capital and surplus. These reinsurance transactions have been disclosed in various sections of the following notes to statutory financial statements.

The Company currently markets a variety of life insurance products primarily through independent insurance agents and brokers. The Company’s products include fixed universal life, indexed universal life, level term, guaranteed death benefit, life portability and conversion. The Company also offers a series of private placement products including variable annuity, individual variable universal life and variable life.

Additionally, the Company marketed group term life products, accidental death & dismemberment, group long term disability and short-term disability insurance. These products were primarily sold through the Corporate Life and Pension (“CLP”) business, which was sold to Aflac.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company had also previously marketed registered individual and group variable, fixed and market value adjusted deferred annuity products (“DESTINATIONS Products)”, as well as non-registered group variable universal life (“PPVUL”) and business owned life insurance (“BOLI”).

Non-Registered Group Life Insurance

The Company marketed PPVUL and BOLI from 1997 to 2003. BOLI and PPVUL are a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or, in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

The Company records as fees cost of insurance charges taken from the separate accounts, which is recorded as separate account fees. Cost of insurance charges ceded to reinsurers are recorded as a reduction of premiums. The BOLI policies are experience rated contracts with profitability based in part on the policyholder’s mortality experience. Separate account fees collected which are expected to be returned to policyholders due to favorable mortality experience are recorded as a liability in the provision for experience rating refunds. Cost of insurance charges collected in excess of amounts needed to pay death benefits, and to establish mortality reserves, are returned to the policyholder as an experience rating refund expense.

Prior to January 1, 2019, Zurich Insurance Company’s Bermuda Branch (“ZIBB”), a branch of Zurich Insurance Company Ltd. (“ZIC”), a wholly-owned subsidiary of ZIG, reinsured 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. On January 1, 2019, the reinsurance treaty with ZIBB was terminated. Under a new arrangement with ZIBB, ZALICO assumed back the responsibility to pay all death benefit payments for certain of the Company’s group variable life insurance contracts.

ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make investments into SVP divisions of the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time. ZIBB continues to provide the SVP option to the policyholder and net amount at risk protection to the Company.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments. Investment income and gains and losses are credited to or charged against the non-guaranteed accounts without regard to other income, gains or losses of the Company. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the life and annuity reserves line item in the financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

BFP Securities LLC

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), an affiliate of Protective Life, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C. (“Bancorp”), an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC (“ZBF”), an affiliate of ZALICO.

Discontinued Operations in 2020

On March 19, 2020, an agreement was executed between ZALICO and the Company’s wholly-owned subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”) (ZALICO and ZALICONY, collectively the “Companies”), ZHCA, ZIC, Aflac and American Family Life Assurance of New York (“Aflac NY”) to sell the Companies’ CLP business. The transaction closed on November 2, 2020. Part of the transaction required the recapture of CLP net liabilities previously ceded to ZIC as of the closing date, and, subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

In addition, the Companies and Aflac entered into an agreement with Benefit Harbor LP to transfer the assets and employees of Benefit Harbor Insurance Services, LLC, the third-party administrator for the Companies CLP business. The Companies, Aflac and Aflac NY also entered into Administrative Services Agreements where the Companies will front CLP business directly written by the Companies for effective dates up to and including January 1, 2022 to Aflac and Aflac NY in exchange for a fronting fee to be determined as a percentage of premiums written and fees collected.

There were no assets for the CLP business on ZALICO’s balance sheet and, as a result, held-for-sale classification was not required. ZALICO recorded a pre-tax gain of $22.0 million related to the discontinued operations sold to Aflac, equal to the fair value of consideration received less the costs to sell.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only Statements of Statutory Accounting Principles (“SSAP” or “Statutory Basis of Accounting”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“the Manual”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The statutory basis of accounting differs from accounting principles generally accepted in the United States (“US GAAP”) in certain respects, which in some cases may be material. The primary differences between the statutory basis of accounting and US GAAP are noted below in each of the following sections:

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, deposits in banks and other investments, with an original maturity of 90 days or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Investments in money market mutual funds are carried at fair value or net asset value (“NAV”) as a practical expedient as required by the NAIC. Under US GAAP, cash and cash equivalents are carried at fair value.

Investments

Investments are valued as prescribed by the NAIC and as required by the Illinois Department of Insurance. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Fixed maturities – At cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. All other fixed maturities are reflected at amortized cost. Discount or premium on fixed maturities is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

•

Loan-backed securities – Included within the fixed maturities, loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective asset managers and the prepayment windows and/or cash flows were obtained from Bloomberg. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the prospective adjustment method to securities purchased prior to that date. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

•

Investment in subsidiary – The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities,” and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual and reported based on the statutory capital and surplus of the subsidiary. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

•	Short-term investments – The Company records short-term investments at cost or amortized cost.

•

Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

•

Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value (or “fair value”) during the fiscal year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed, and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains and losses. All loan-backed and structured securities were reviewed to determine if there were any indications of potential for other than temporary impairment classification (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Loan-Backed and Structured Securities.” Other than the recognized OTTI on loan-backed securities disclosed in footnote 3, the Company did not recognize OTTI on fixed maturities.

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used. Differences between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income.

Investment Income and Realized Gains and Losses

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2020 or 2019.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the interest maintenance reserve (“IMR”) and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses are credited or charged to surplus, net of deferred tax.

Reserves

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established.

Interest Maintenance Reserve

An IMR is provided as required by the Illinois Department of Insurance in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by US GAAP.

Life and Annuity Reserves

Life and annuity reserves under statutory accounting practices are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and Company experience. Under the statutory basis

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

of accounting, the NAIC Reserve Valuation Method is used for the majority of individual insurance reserves; under US GAAP, individual insurance policyholder liabilities for traditional forms for insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SSAP; under US GAAP, policy valuation assumptions are based upon best estimates as the date of the policy is issued, with provisions for the risk of adverse deviation.

Certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” under SSAP and, accordingly, premiums associated with these contracts are reported as revenues. Under US GAAP, the Company’s deferred annuities are classified as either “insurance contracts” of “investment contracts” and, accordingly, for those annuities, premiums are not reported as revenues. Amounts received for investment contracts are also not reported as policy liabilities and insurance reserves under US GAAP.

Under SSAP, the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under US GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

Liabilities for policy reserves on annuity contracts are calculated based on CARVM. Interest crediting rates under the contracts’ accumulation periods range from 0% to 7%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 0% to 5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 3% to 6%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Principles-based Reserving

In June 2016, the NAIC adopted a recommendation to activate a principles-based reserving (“PBR”) approach for life insurance products in order to more accurately reflect the risks or costs of the liability or obligations of the insurer. During 2020, the Company implemented PBR for individual life policies under Section 20 of the Valuation Manual (“VM-20”) with issue dates of January 1, 2020 and later. Due to the Company’s reinsurance agreements currently in place, there was no net impact to the Company.

The Company also implemented PBR for variable annuity contracts and certain other policies and contracts under Section 21 of the Valuation Manual (“VM-21”) for all contracts in force. Due to the Company’s reinsurance agreements currently in place, the Company has only retained $3.9 million of such reserves as of

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

December 31, 2020. As the cumulative effect of the change as of January 1, 2020 of approximately $815,000 was deemed immaterial by the Company, the Company reflected the decrease to benefits through the statement of operations rather than directly to unassigned surplus.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve. Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under US GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately.

Reinsurance

Assets and liabilities are reported gross of reinsurance under US GAAP and net of reinsurance under the statutory basis of accounting. Certain reinsurance transactions are accounted for as financing transactions under US GAAP and as reinsurance for statutory accounting purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under the statutory basis of accounting, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses. Reserves and reinsurance recoverables on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under US GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

During 2020, the COVID-19 pandemic has negatively impacted the US and global economies and created impacts and risks to the Company’s business. As of December 31, 2020, COVID-19 related impacts to the Company have been immaterial. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments (‘GFA”) related to certain unaffiliated life insurance companies that have become insolvent during the years 2020 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35R, “Guaranty Fund and Other Assessments,” such liabilities and estimated premium tax credits, as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are presented separately in the balance sheet. The majority of the GFA liability is ceded to Protective Life.

The Company’s guaranty fund liability is $10,298,000 at both December 31, 2020 and 2019. Amounts recoverable from reinsurers related to GFA liabilities are $9,589,000 and $9,665,000 at December 31, 2020 and 2019, respectively. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Future premium tax recoveries total $35,000 and $104,000 at December 31, 2020 and 2019, respectively. Premium tax recoveries vary by state and generally range between five to twenty years.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

rather than directly to surplus. The assets are invested primarily in a series of mutual funds managed by DWS Investment Management Americas, Inc., and other unaffiliated mutual fund managers.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims and other claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. An additional protection is the existence of a security trust. Several of the Company’s reinsurance contracts require that the reinsurer fund a trust and/or letters of credit, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company has applied the NAIC SAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets (“DTA”) and liabilities (“DTL”) are recognized as adjustments to surplus. DTAs are first subjected to a valuation allowance assessment.

Net DTAs remaining after the valuation allowance assessment are considered admitted assets based upon specific criteria, which consider the reversal pattern of DTAs and surplus. The reversal pattern and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets,” such as investment income due and accrued exceeding 90 days, deferred income tax in excess of permitted amounts, EDP, equipment, etc., have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the US GAAP presentation. The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

Reclassifications

Certain amounts in 2019 and 2018 have been reclassified to conform to the current year’s presentation.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

3. Investments

The components of investment income by type of investment for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018
Fixed maturities	$26,345	$28,179	$18,427
Contract loans	6,325	3,829	3,086
Cash, cash equivalents and short-term investments	427	1,719	910
Other	—	1	87

Gross investment income	33,097	33,728	22,510
Less: Investment expenses	(2,666)	(1,424)	(1,570)

Net investment income	$30,431	$32,304	$20,940

Investment expenses included the following fees paid to the Company’s various affiliated and non-affiliated investment managers:

(in thousands of dollars)	2020	2019	2018
Fees paid to investment managers:
Affiliated investment managers:
Zurich Investment Services Limited	$304	$362	$228
Zurich Global Investment Management	892	825	780
Farmers Group Inc.	131	125	121
Non-affiliated investment managers:
Prudential Private Placement Investors L.P.	201	213	206
DWS Investment Management Americas, Inc.	267	227	228
Pinebridge	229	176	—
Goldman Sachs	289	94	—
Custody fees	346	(603)	—
Other investment expenses	7	5	7

Total investment expenses	$2,666	$1,424	$1,570

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities based on specific identification.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Realized investment gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018
Fixed maturities	$12,496	$4,340	$(402)
Cash, cash equivalents, and short term	117	8	3

	12,613	4,348	(399)
Less: Capital gains tax (benefit)	(2,776)	(1,223)	56

	9,837	3,125	(343)
Less: IMR transfers net of tax	(9,872)	(3,422)	252

Total realized capital losses after taxes	$(35)	$(297)	$(91)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$344,033	$8,539	$(245)	$352,327
Other governments	18,882	361	—	19,243
Political subdivisions	4,351	1,586	—	5,937
Special revenues	97,351	7,313	(66)	104,598
Industrial and miscellaneous (unaffiliated)	544,518	59,253	(101)	603,670
Hybrid securities	293	—	(13)	280

Total fixed maturities	$1,009,428	$77,052	$(425)	$1,086,055

(in thousands of dollars)	2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$281,190	$4,748	$(169)	$285,769
Other governments	24,721	293	—	25,014
Political subdivisions	3,716	1,104	—	4,820
Special revenues	92,198	4,764	(143)	96,819
Industrial and miscellaneous (unaffiliated)	522,225	31,839	(336)	553,728
Hybrid securities	665	61	—	726

Total fixed maturities	$924,716	$42,809	$(649)	$966,876

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2020 and 2019 for securities that were in an unrealized loss position were as follows:

(in thousands of dollars)	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses
Fixed maturities
U.S. government	$47,692	$(245)	$—	$—
Industrial and miscellaneous (unaffiliated)	7,038	(49)	—	—
Hybrid securities	280	(13)	—	—
Loan-backed securities	11,862	(63)	8,646	(55)

Total fixed maturities	$66,872	$(370)	$8,646	$(55)

(in thousands of dollars)	2019
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses
Fixed maturities
U.S. government	$44,955	$(169)	$—	$—
U.S. political subdivision bonds	1,193	—	—	—
Industrial and miscellaneous (unaffiliated)	29,290	(106)	3,278	(41)
Loan-backed securities	35,251	(182)	18,003	(151)

Total fixed maturities	$110,689	$(457)	$21,281	$(192)

As of December 31, 2020 and 2019, fixed maturities represented 100% of the Company’s total unrealized loss amount for both years and totaled 82 and 163 securities, respectively.

As of December 31, 2020 and 2019, fixed maturities in an unrealized loss position for less than 12 months were comprised of 57 and 100 securities, respectively, of which 100% of fair value of $66,871,953 and $110,689,333, respectively, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2020 and 2019 were comprised of 25 and 63 securities with a total fair value of $8,646,043 and $21,281,110, respectively. The unrealized loss of $54,908 and $192,552 at December 31, 2020 and 2019, respectively, relates to industrial and miscellaneous and loan-backed securities.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non-governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

Loan-Backed Securities

Loan-backed securities with evidence of deterioration of credit quality, for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired as their carrying value was less than the present value of their projected cash flows that were held as of December 31, 2020 and 2019 were as follows:

2020
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
36228FEC6	$135,734	$134,492	$(1,242)	$134,492	$154,137	9/30/2020
22540VG71	53,278	52,040	(1,238)	52,040	65,101	9/30/2020

Total	$189,012	$186,532	$(2,480)	$186,532	$219,238

2019
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22540VG71	$62,129	$57,863	$(4,266)	$57,863	$69,807	12/31/2019

Total	$62,129	$57,863	$(4,266)	$57,863	$69,807

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2020 and 2019 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

securities provide for periodic payments throughout their life. As the stated maturities of such securities may not be indicative of actual maturities, the totals for mortgage-backed securities are shown separately.

(in thousands of dollars)	2020		2019
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$70,128	$70,732	$110,269	$110,652
Due after 1 year through 5 years	380,284	393,198	281,080	287,093
Due after 5 years through 10 years	265,797	285,242	226,090	234,537
Due after 10 years	122,333	158,465	124,585	149,107

	838,542	907,637	742,024	781,390
Mortgage-backed securities	170,886	178,418	182,693	185,486

	$1,009,428	$1,086,055	$924,716	$966,876

Proceeds from fixed maturities and gross realized gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2020
Long term fixed maturities	$12,952	$(502)	$521,628
Short term fixed maturities	1	—	12,094
2019
Long term fixed maturities	$4,600	$(272)	$288,404
Short term fixed maturities	4	—	11,017
2018
Long term fixed maturities	$739	$(1,141)	$100,404
Short term fixed maturities	10	(7)	4,960

Fixed maturities with an amortized cost of $3,973,172 and $4,215,611 were on deposit with regulatory authorities at December 31, 2020 and 2019, respectively, to satisfy regulatory requirements. The fair value of these securities was $3,973,883 and $4,223,505 as of December 31, 2020 and 2019, respectively.

Restricted Assets

As of December 31, 2020 and 2019, the Company has the following restricted assets:

2020
Gross Restricted										Percentage
Current Year
(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	$3,973	$—	$—	$—	$3,973	$4,216	$(243)	$—	$3,973	0.025%	0.025%

Total restricted assets	$3,973	$—	$—	$—	$3,973	$4,216	$(243)	$—	$3,973	0.025%	0.025%

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

2019
Gross Restricted										Percentage
Current Year
(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	$4,216	$—	$—	$—	$4,216	$4,253	$(37)	$—	$4,216	0.00%	0.00%

Total restricted assets	$4,216	$—	$—	$—	$4,216	$4,253	$(37)	$—	$4,216	0.00%	0.00%

4. Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1

Securities valued based on directly observable market prices and are traded in active markets; securities valued on unadjusted quoted prices, if not actively traded. Level 1 securities include money market funds and exchange traded equity and derivative securities.

Level 2	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in nonactive markets

c.	Inputs other than quoted market prices that are observable

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between Level 1 and Level 2. This policy also applies to transfers in and out of Level 3.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

The following table provides information as of December 31, 2020 and 2019 about the fair values and certain admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

(in thousands of dollars)	2020
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$1,086,055	$1,009,428	$—	$1,075,121	$10,934	$—
Cash, cash equivalents and short-term investments	106,139	106,139	101,854	4,285	—	—
Receivable for securities	678	678	678	—	—	—
Contract loans	183,094	183,094	—	—	—	183,094
Accrued investment income	12,019	12,019	12,019	—	—	—
Separate account assets	14,465,829	14,465,829	2,329,618	11,106,111	1,030,100	—

Total assets	$15,853,814	$15,777,187	$2,444,169	$12,185,517	$1,041,034	$183,094

Liabilities
Deposit type contracts	$4,653	$4,653	$—	$4,653	$—	$—
Separate account liabilities	14,465,829	14,465,829	—	14,465,829	—	—

Total liabilities	$14,470,482	$14,470,482	$—	$14,470,482	$—	$—

(in thousands of dollars)	2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$966,876	$924,716	$—	$959,128	$7,748	$—
Cash, cash equivalents and short-term investments	103,324	103,315	93,414	9,910	—	—
Receivable for securities	460	460	460	—	—	—
Contract loans	181,803	181,803	—	—	—	181,803
Accrued investment income	7,769	7,769	7,769	—	—	—
Separate account assets	13,866,716	13,866,716	1,989,945	11,068,931	807,840	—

Total assets	$15,126,948	$15,084,779	$2,091,588	$12,037,969	$815,588	$181,803

Liabilities
Deposit type contracts	$16,485	$16,485	$—	$16,485	$—	$—
Separate account liabilities	13,866,716	13,866,716	—	13,866,716	—	—

Total liabilities	$13,883,201	$13,883,201	$—	$13,883,201	$—	$—

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in Separate Account assets classified as Level 3 for the years ended December 31, 2020 and 2019. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	2020
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value
Separate account assets	$807,840	$82,501	$8,203	$206,080	$(74,524)	$—	$1,030,100

(in thousands of dollars)	2019
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value
Separate account assets	$538,425	$33,215	$4,217	$286,971	$(54,988)	$—	$807,840

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2020 and 2019:

•

Fixed maturities – The estimated fair value of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO, then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

•	Contract loans – The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

•	Cash, cash equivalents and short-term investments – The carrying amounts of these items approximate fair value.

•	Deposit-type contracts – The estimated fair value is currently equal to book value and is based on the present value of the future payments.

•

The separate accounts assets are carried at fair value based on the reported NAV per share of the respective portfolios at December 31, 2020 and 2019. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate account liabilities are a reasonable estimate of their fair value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

5. Income Taxes

Components of DTAs and DTLs at December 31, 2020 and 2019, as well as the related changes, comprise the following components:

(in thousands of dollars)	2020
	Ordinary	Capital	Total
Gross deferred tax assets	$173,273	$986	$174,259
Deferred tax assets nonadmitted	166,150	105	166,255

Subtotal net admitted deferred tax asset	7,123	881	8,004
Deferred tax liabilities	6,241	—	6,241

Net admitted deferred tax asset	$882	$881	$1,763

(in thousands of dollars)	2019
	Ordinary	Capital	Total
Gross deferred tax assets	$72,482	$2,683	$75,165
Deferred tax assets nonadmitted	68,453	2,683	71,136

Subtotal net admitted deferred tax asset	4,029	—	4,029
Deferred tax liabilities	4,029	—	4,029

Net admitted deferred tax asset	$—	$—	$—

(in thousands of dollars)	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$100,791	$(1,697)	$99,094
Deferred tax assets nonadmitted	97,697	(2,578)	95,119

Subtotal net admitted deferred tax asset	3,094	881	3,975
Deferred tax liabilities	2,212	—	2,212

Net admitted deferred tax asset	$882	$881	$1,763

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The SSAP No. 101 admission calculation components at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,763	$1,763
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	24,840
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,241	—	6,241

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$6,241	$1,763	$8,004

Ratio percentage used to determine recovery period and threshold limitation amount			876%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$165,601

(in thousands of dollars)	2019
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	25,299
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,029	—	4,029

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$4,029	$—	$4,029

Ratio percentage used to determine recovery period and threshold limitation amount			939%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$168,657

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Change
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,763	$1,763
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	—
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,212	—	2,212

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$2,212	$1,763	$3,975

Ratio percentage used to determine recovery period and threshold limitation amount			-63%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$(3,056)

The impact of tax planning strategies at December 31, 2020 and 2019 includes:

(in thousands of dollars)	2020		2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$173,273	$986	$72,482	$2,683	$100,791	$(1,697)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs	$7,123	$881	$4,029	$—	$3,094	$881
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2020 and 2019:

(in thousands of dollars)	2020	2019	Change
Federal	$60,245	$1,415	$58,830
Foreign	—	—	—

Subtotal	60,245	1,415	58,830
Federal income tax on net capital gains	2,776	1,223	1,553

Federal and foreign income taxes incurred	$63,021	$2,638	$60,383

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2020 and 2019, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2020	2019	Change
Deferred tax assets
Ordinary:
Unearned premium reserves	$29	$5	$24
Policyholder reserves	101,667	6,227	95,440
Deferred acquisition costs	69,774	64,602	5,172
Nonadmitted assets	480	397	83
Compensation and benefits accrual	428	648	(220)
Accruals not currently deductible	272	62	210
Other	623	541	82

	173,273	72,482	100,791
Nonadmitted deferred tax assets	(166,150)	(68,453)	(97,697)

Admitted ordinary deferred tax assets	7,123	4,029	3,094

Capital:
Investments	578	575	3
Other	408	2,107	(1,699)

	986	2,682	(1,696)
Nonadmitted deferred tax assets	(105)	(2,682)	2,577

Admitted capital deferred tax assets	881	—	881

Admitted deferred tax assets	8,004	4,029	3,975

Deferred tax liabilities
Ordinary:
Policyholder reserves	2,080	2,546	(466)
Fixed assets	33	112	(79)
Investments	746	801	(55)
Deferred and uncollected premium	3,382	570	2,812

Total deferred tax liabilities	6,241	4,029	2,212

Net admitted deferred tax assets	$1,763	$—	$1,763

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2020	2019	Change
Total deferred tax assets	$174,259	$75,165	$99,094
Total deferred tax liabilities	6,241	4,029	2,212

Net deferred tax asset	$168,018	$71,136	96,882

Tax effect of unrealized gains			5

Change in net deferred income tax asset			$96,887

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% for 2020, 2019 and 2018 to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2020	2019	2018
Pre-tax income from operations	$(18,866)	$(47,454)	$(67,878)
Pre-tax realized capital gains (losses) before transfer to IMR	2,741	926	(147)

Total pre-tax income	$(16,125)	$(46,528)	$(68,025)

Provision computed at statutory rate	$(3,386)	$(9,771)	$(14,285)
Amortization of interest maintenance reserve	1,632	593	(170)
Separate accounts dividend received deduction	(749)	(738)	(867)
Ceding commission included in surplus	(78)	(71)	(72)
Nonadmitted assets	(89)	35	1,487
Provision to return	(22,138)	(153)	(19)
Rate adjustment P&L	—	—	(118)
IRS Audit Adjustment	—	(46)	(70)
Life Loss Carryback - CARES Act	(9,087)	(22,035)	—
Base Erosion and Anti-Abuse Tax		21,833	—
Other	29	61	(74)

Total statutory income taxes	$(33,866)	$(10,292)	$(14,188)

Federal income tax incurred	$60,245	$1,415	$(13,271)
Tax on capital gains (losses)	2,776	1,223	(56)
Less: Change in net deferred income tax	(96,887)	(12,930)	(861)

Total statutory income taxes	$(33,866)	$(10,292)	$(14,188)

As of December 31, 2020, the Company did not have any operating loss carryforwards.

The Tax Cuts and Jobs Act (“TCJA”) modified the provision on recoupment in the event of net loss. Net losses for life companies are no longer carried back and are carried forward indefinitely without expiration.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in 2020 and modified the net operating loss carryback rules. The CARES Act change allows companies a carryback period for any losses arising from the 2018, 2019 and 2020 years, and the provision expired at December 31, 2020. The Company intends to file a carryback claim for a loss generated in year 2018.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Service Code as of December 31, 2020.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company’s federal income tax return is consolidated with the following entities, with ZHCA as the parent:

American Guarantee and Liability Insurance Company

American Zurich Insurance Company

Colonial American Casualty & Surety Company

Empire Fire and Marine Insurance Company

Empire Indemnity Insurance Company

Fidelity & Deposit Company of Maryland

Hoplite Reinsurance Company of Vermont, Inc.

Rural Community Insurance Company

Steadfast Insurance Company

Sea Pine Technologies, Inc.

The Zurich Services Corporation

Universal Underwriters Insurance Company

Universal Underwriters of Texas Insurance Company

Universal Underwriters Service Corporation

Vehicle Dealer Solutions, Inc.

Zurich Agency Services, Inc.

Zurich Alternative Asset Management, LLC

Zurich American Insurance Company

Zurich American Insurance Company of Illinois

Zurich American Life Insurance Company

Zurich American Life Insurance Company of New York

Zurich American Puerto Rico Insurance Company

Zurich CZI Management Holding, Ltd.

Zurich E & S Insurance Brokerage, Inc.

Zurich F & I Reinsurance T & C Limited

Zurich Global, Ltd.

Zurich Global Investment Management Inc.

Zurich Holding Company of America, Inc.

Zurich Latin America Corporation

Zurich Realty, Inc.

Zurich Warranty Solutions, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company’s significant tax jurisdiction is US Federal tax. The Company joins with its US parent, ZHCA and other affiliates, in filing a consolidated US federal income tax return. The statutes of limitations for all tax returns through the year ended December 31, 2016 are closed, and all Internal Revenue Service (“IRS”) examinations are closed through tax year 2017. The Company is currently under the IRS Compliance Assurance Process (“CAP”) audit for tax years 2018 and 2019.

At December 31, 2020, the Company did not have any uncertain tax positions. Based upon existing information, the Company does not anticipate any expected development for uncertain tax positions in the next twelve months.

As of December 31, 2020, the Company has not recognized any amounts for interest or penalties related to uncertain tax positions. However, in the event the Company determines a change in liability is appropriate in the future, interest or penalty related to an uncertain tax position will be recognized as a component of the income tax provision.

No Repatriation Transition Tax reported as of December 31, 2020 and 2019.

No Alternative Minimum Tax (“AMT”) Credit recognized as of December 31, 2020 or 2019.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

6. Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established ZALICONY. The carrying value of ZALICONY as of December 31, 2020 and 2019 is $20,177,074 and $18,321,279, respectively. The Company has entered into a related party services agreement with ZALICONY.

On August 6, 2020, the Company received a capital contribution of $35,000,000 from ZAC. On September 18, 2020, and December 15, 2020, two additional capital contributions of $20,000,000 each were received from ZAC.

On March 25, 2019 and June 24, 2019, the Company received two capital contributions of $15,000,000 each from ZAC. Additionally, $21,000,000 was received on September 30, 2019 as part of capital restructuring (discussed below) and another $41,000,000 was received on December 23, 2019.

ZALICO entered into an agreement dated September 27, 2019 with ZAC pursuant to which ZAC transferred (i) 250,000 common shares of ZALICO and (ii) $21,000,000 to ZALICO in exchange for 250,000 newly issued common shares of ZALICO at the same share price of $10 per share.

On March 22, 2018 and June 20, 2018, the Company received two capital contribution of $10,000,000 each from ZAC. Additionally, $4,000,000 was received on September 24, 2018 and another $32,000,000 was received on December 21, 2018.

At December 31, 2020 and 2019, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2020	2019
Zurich American Life Insurance Company of New York	$128	$598
Zurich Global Employee Benefits Solutions	330	97
The Zurich Services Corporation	1	—

Receivable from related party	$459	$695

Zurich Holding Company of America, Inc.	(6,454)	—
Zurich American Insurance Company	(3,910)	(12,727)
Zurich Investment Global Management Inc.	(411)	—
ZNA Services, LLC	(82)	(276)
Zurich Insurance Company HQE	(61)	—
Centre Group Holdings (U.S.) Limited	(34)	(34)
Zurich Services US LLC	(29)	(38)
The Zurich Services Corporation	—	(1)

Payable to related party	$(10,981)	$(13,076)

Net payable to related party	$(10,522)	$(12,381)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

For the years 2020, 2019 and 2018, the Company incurred the following amounts of expense in association with services, such as administrative services, advisory services, claim services and risk engineering services, provided by related parties:

(in thousands of dollars)	2020	2019	2018
Zurich American Insurance Company	$8,998	$8,891	$10,672
ZNA Services LLC	1,158	1,310	1,093
Zurich Global Investment Management Inc.	892	825	—
Zurich Insurance Group	690	851	—
Zurich Investment Services	327	391	—
Zurich Services US LLC	290	430	—
Farmers Group, Inc.	131	125	—
The Zurich Services Corporation	14	14	—
Centre Group Holdings (U.S.) Limited	—	352	8
Zurich American Life Insurance Company of New York	(708)	(1,049)	(1,277)
Zurich Global Employee	(988)	(1,163)	—

Expenses incurred in association with services provided by related parties	$10,804	$10,977	$10,496

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement, technology support agreement, and license and service agreement with Bancorp and ZBF. Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies. ZBF is appointed to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company. The Company’s license and service agreement with Bancorp and ZBF governs the terms and conditions under which certain technology may be used in the administration of certain private placement variable life insurance policies issued by the Company that includes illustration software license.

The Company has a principal underwriter agreement and service agreements with BFPS. BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities. BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies. BFPS also provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Variable Series I Separate Account) with ZIBB.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (“ZGIM”), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has service agreements with its affiliates ZIC, Farmers New World Life (“FNWL”), Zurich American Insurance Company (“ZAIC”), and ZALICONY for each to perform administrative services reasonably necessary in the ordinary course of business.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company has an investment advisory service agreement with its affiliate, Zurich Investment Services Ltd. (“ZIS”) and ZGIM, to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (“ZFUS”), for ZFUS to provide management, administrative and general services.

The Company had a service agreement with its affiliate, Disability Management Services, Inc. (“DMS”), pursuant to which DMS provided the Company certain claim administration and related services. The service agreement was terminated in April 2019.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (“ZLIC”), for the Company to provide referral, sales support and other administrative services for ZLIC.

The Company has a service agreement with The Zurich Services Corporation (“ZSC”) pursuant to which the Company receives services from ZSC that may include claim services, risk engineering services, care center services and other services.

The Company has a service agreement with its affiliate, Zurich Services US LLC (“ZSUS”), for ZSUS to provide human resources services, administrative and general services.

The Company has a Multilateral Data Protection Agreement for Data Transfers in Business Systems with ZIG. The agreement governs the handling of personal data sent cross border within the Zurich global organization.

Refer to footnote 8 for the disclosure regarding the Company’s reinsurance activities with affiliates.

7. Life Reserves

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in aggregate, reserves that are greater than or equal to the minimum required by the Illinois Department of Insurance. The aggregate reserves for life policies and contracts have been computed primarily utilizing the CARVM based on the statutory maximum valuation interest rates and minimum statutory mortality rates which were allowed by state authorities at the time the policies were issued.

Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest multiplied by the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The reconciliation of total actuarial reserves and other liabilities as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019
Policy Liabilities in the General Account
Life insurance	$299,269	$293,816
Accidental death benefits	1	1
Disability - active lives	90	99
Disability - disabled lives	—	—
Accident and health	—	10,402
Annuities (excluding supplementary contracts)	92,584	90,482
Supplementary contracts with life contingencies	212,840	202,275
Liability for deposit-type contracts	4,653	16,485
Miscellaneous reserves	1,068	1,078
Claims and benefits payable to policyholders	72,017	68,613

Total policy liabilities	682,522	683,251

Policy Liabilities in the Separate Account
Life insurance	12,118,505	11,820,091
Annuities (excluding supplementary contracts)	2,312,690	2,012,583
Supplementary contracts including life contingencies	2,353	2,282
Liability for deposit-type contracts	301	317
Other liabilities	31,980	31,443

Total separate accounts	14,465,829	13,866,716

Total policy liabilities	$15,148,351	$14,549,967

The Company’s universal life policies with secondary guarantees (“SGUL policies”) in force at December 31, 2020, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8D and 8E, which take into account the shadow accounts used for the lapse protection. In addition, a single deterministic projection was run as required in AG38 paragraph 8D, which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins; the asset assumptions include limitations with respect to the particular assets and asset yields.

The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $86,760,000 and $78,009,000 as of December 31, 2020 and 2019, respectively. The Company cedes 100% of this business to ZIC.

In June 2016, the NAIC adopted a recommendation to activate a PBR approach for life insurance products in order to more accurately reflect the risks or costs of the liability or obligations of the insurer. During 2020, the Company implemented PBR for individual life policies under VM-20 with issue dates of January 1, 2020 and later. Due to the Company’s reinsurance agreements currently in place, there was no net impact to the Company.

The Company also implemented PBR for variable annuity contracts and certain other policies and contracts under VM-21 for all contracts in force. Due to the Company’s reinsurance agreements currently in place, the Company has only retained $3.9 million of such reserves as of December 31, 2020. The valuation methodology

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

used to value certain variable annuity reserves prior to the adoption of PBR was Actuarial Guideline 43 (“AG43”). The Company did not elect the 36-month phase-in period option provided in VM-21.

Analysis of General Account Life Actuarial Reserves by Withdrawal Characteristics

Life actuarial reserves by withdrawal characteristics as of December 31, 2020 were as follows:

(in thousands of dollars)

2020
General Account	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$—	$—
2. Universal life	312,973	311,561	322,378
3. Universal life with secondary guarantees	33,041	23,756	86,760
4. Indexed universal life	494,770	367,600	493,611
5. Indexed universal life with secondary guarantees	—	—	—
6. Indexed life	—	—	—
7. Other permanent cash value life insurance	28,641	28,641	30,702
8. Variable life	—	—	—
9. Variable universal life	197,064	197,064	200,597
10. Miscellaneous reserves	—	—	5,938
B. Not subject to discretionary withdrawal or no cash values:
1. Term policies with cash value	—	—	76,891
2. Accidental death benefits	—	—	—
3. Disability - active lives	—	—	102
4. Disability - disabled lives	—	—	168
5. Miscellaneous reserves	—	—	11,742

C. Total (gross: direct + assumed)	1,066,489	928,622	1,228,889
D. Reinsurance ceded	815,202	677,335	928,461

E. Total (net) * (C)-(D)	$251,287	$251,287	$300,428

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)

2020
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$—	$—
2. Universal life	—	—	—
3. Universal life with secondary guarantees	—	—	—
4. Indexed universal life	—	—	—
5. Indexed universal life with secondary guarantees	—	—	—
6. Indexed life	—	—	—
7. Other permanent cash value life insurance	—	—	—
8. Variable life	—	—	—
9. Variable universal life	12,118,505	12,118,505	12,118,505
10. Miscellaneous reserves	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
1. Term policies with cash value	—	—	—
2. Accidental death benefits	—	—	—
3. Disability - active lives	—	—	—
4. Disability - disabled lives	—	—	—
5. Miscellaneous reserves	—	—	—

C. Total (gross: direct + assumed)	12,118,505	12,118,505	12,118,505
D. Reinsurance ceded	—	—	—

E. Total (net) * (C)-(D)	$12,118,505	$12,118,505	$12,118,505

The reconciliation of life actuarial reserves by type as of December 31, 2020 were as follows:

(in thousands of dollars)	2020
Life Actuarial Reserves
Life insurance	$299,269
Accidental death benefits	1
Disability - active lives	90
Disability - disabled lives	—
Miscellaneous reserves	1,068

Total life	$300,428

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2020 were as follows:

(in thousands of dollars) 2020 Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$63,183	$7,461	$—	$70,644	1.97%
2. At book value less surrender charge of 5% or more	5,477	—	—	5,477	0.15%
3. At fair value	—	—	1,608,825	1,608,825	44.90%

4. Total with adjustment or at market value (total of 1 through 3)	68,660	7,461	1,608,825	1,684,946	47.02%
5. At book value without adjustment (minimal or no charge or adjustment)	1,515,391	—	—	1,515,391	42.29%
B. Not subject to discretionary withdrawal	380,619	—	2,353	382,972	10.69%

C. Total (gross: direct + assumed)	1,964,670	7,461	1,611,178	3,583,309	100.00%

D. Reinsurance ceded	1,739,702	—	—	1,739,702

E. Total (net) * (C)-(D)	$224,968	$7,461	$1,611,178	$1,843,607

Annuities (excluding supplementary contracts)	$12,128	$7,461	$1,608,825	$1,628,414
Supplementary contracts with life contingencies	212,840	—	2,353	215,193

Total (net)	$224,968	$7,461	$1,611,178	$1,843,607

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars) 2020 Group Annuities	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	0.00%
2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
3. At fair value	—	—	696,405	696,405	63.82%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	696,405	696,405	63.82%
5. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.00%
B. Not subject to discretionary withdrawal	394,814	—	—	394,814	36.18%

C. Total (gross: direct + assumed)	394,814	—	696,405	1,091,219	100.00%

D. Reinsurance ceded	314,358	—	—	314,358

E. Total (net) * (C)-(D)	$80,456	$—	$696,405	$776,861

Annuities (excluding supplementary contracts)	$80,456	$—	$696,405	$776,861
Supplementary contracts with life contingencies	—	—	—	—

Total (net)	$80,456	$—	$696,405	$776,861

(in thousands of dollars) 2020 Deposit-Type Contracts	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	0.00%
2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
3. At fair value	—	—	—	—	0.00%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%
5. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.00%
B. Not subject to discretionary withdrawal	34,914	301	—	35,215	100.00%

C. Total (gross: direct + assumed)	34,914	301	—	35,215	100.00%

D. Reinsurance ceded	30,261	—	—	30,261

E. Total (net) * (C)-(D)	$4,653	$301	$—	$4,954

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits for DESTINATIONS products at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held – Net	Reinsurance Ceded
December 31, 2020
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$669,529	$3,852	$285,563

December 31, 2019
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$631,166	$1,876	$300,214

The GRIB base is the greatest of account value, greatest anniversary value or net deposits accumulated at 5%. As of December 31, 2020 and 2019, the Company ceded $228,451,000 and $239,056,000 of this business to ZIC.

8. Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

There was $316,852 and $52,320 of reinsurance in unauthorized and certified companies in 2020 and 2019, respectively. There was no reinsurance in unauthorized and certified companies in 2018.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The following is a breakdown of direct, assumed and ceded premiums by major affiliated and unaffiliated insurance companies for the years ended December 31, 2020, 2019 and 2018:

(in thousands of dollars)	2020	2019	2018
Direct and assumed premiums:	$952,090	$960,281	$444,867
Ceded premiums:
Affiliated insurance companies	(125,889)	184,560	(454,062)
Unaffiliated insurance companies	(212,101)	(85,059)	(79,216)

Total premiums ceded	(337,990)	99,501	(533,278)

Premiums and annuity considerations	$614,100	$1,059,782	$(88,411)

Breakdown of ceded premiums:
Affiliated insurance companies:
ZIC:
Recapture of CLP liabilities	$95,624	$—	$—
All other activity	(213,215)	(215,986)	(133,695)
ZIBB:
Termination of reinsurance agreement	—	405,847	—
All other activity	(8,298)	(5,301)	(320,367)

Affiliated insurance companies	$(125,889)	$184,560	$(454,062)

Unaffiliated insurance companies:
Aflac	$(122,673)	$—	$—
Protective Life	(75,244)	(73,573)	(68,592)
All others	(14,184)	(11,486)	(10,624)

	$(212,101)	$(85,059)	$(79,216)

As of December 31, 2020, 2019 and 2018, amounts assumed from unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Premiums assumed	$333	$149	$303
Benefits assumed	164	154	176
Reserves assumed	36	36	2,343

The Company did not assume any amounts from affiliated insurance companies during 2020, 2019 or 2018.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2020, 2019 and 2018, amounts associated with reinsurance reserves ceded to affiliated and unaffiliated insurance companies, including the related collateral held for such reserves for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Reserves ceded as of December 31,
Affiliated insurance companies	$1,122,344	$1,092,448	$1,079,540
Unaffiliated insurance companies	1,980,578	1,944,229	1,993,084

Total reserves ceded	$3,102,922	$3,036,677	$3,072,624

Breakdown of total reserves ceded by liability type:
Individual annuities	$1,739,702	$1,762,215	$1,887,651
Group annuities	314,358	332,585	301,831
Deposit-type contracts	30,261	31,586	32,657
Life contract actuarial reserves	928,461	852,006	827,405
Accident and health	90,140	58,285	23,080

Total reserves ceded	$3,102,922	$3,036,677	$3,072,624

Breakdown of total reserves ceded by key reinsurer:
Affiliated insurance companies:
ZIC:
Variable universal life liabilities	$561,935	$469,128	$416,103
Variable annuity liabilities	240,719	250,304	261,595
GRIB liabilities	228,451	239,056	282,081
SGUL liabilities	86,760	78,009	73,423
CLP liabilities	4,479	55,951	20,133
ZIBB:
Terminated reinsurance agreement	—	—	26,205

Total affiliated insurance companies	$1,122,344	$1,092,448	$1,079,540

Unaffiliated insurance companies:
Protective Life	$1,759,852	$1,801,460	$1,852,383
Fidelity Life Association (“FLA”)	75,386	78,771	83,410
Aflac	84,789	—	—
All others	60,551	63,998	57,291

Total unaffiliated insurance companies	$1,980,578	$1,944,229	$1,993,084

Collateral held for total reserves ceded:
ZIC Security Trust account	$1,242,134	$1,183,191	$1,148,310
Protective Life Security Trust account	1,811,235	1,717,850	1,720,492
All other third party trust accounts	1,311	2,549	4,604
All other third party letters of credit	6,500	6,000	5,500
FLA	—	—	—
Aflac	—	—	—

ZIC established a Security Trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. The basis of the valuation of all collateral held is market value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The collateral for the GRIB liabilities provided by ZIC, and the related list of assets held for the benefit of ZIC, as of December 31, 2020 and 2019 are as follows:

(in thousands of dollars)
2020
ZIC	Variable Annuities Reserve Credit	Total Collateral
Bonds	$228,451	$1,011,227
Equities (STIF)	—	24,788
Money market	—	999
Unconditional letters of credit	—	205,120

Total assets - for the benefit of the cedent	$228,451	$1,242,134

(in thousands of dollars)
2019
ZIC	Variable Annuities Reserve Credit	Total Collateral
Bonds	$239,056	$960,099
Equities (STIF)	—	30,096
Money market	—	1,896
Unconditional letters of credit	—	191,100

Total assets - for the benefit of the cedent	$239,056	$1,183,191

The face amount of insurance in force associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life insurance in force at December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019
Direct and assumed	$90,886,913	$88,670,918

Ceded to
Affiliated insurance companies	$52,369,085	$68,362,243
Unaffiliated insurance companies	25,108,123	5,706,048

Total ceded	$77,477,208	$74,068,291

As of December 31, 2020, 2019 and 2018, amounts associated with reinsurance benefits ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Benefits ceded to affiliated insurance companies	$70,912	$65,018	$254,728
Benefits ceded to unaffiliated insurance companies	308,504	292,542	308,247

Total benefits ceded	$379,416	$357,560	$562,975

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

ZIC and ZIBB

On November 17, 2006, and as amended on December 22, 2008, the Company entered into a reinsurance agreement with ZIC (“ZIC Agreement”) to reinsure the net amounts at risk for the GRIB options and other related life and annuity reserves related to the Company’s DESTINATIONS product for policies issued from May 1, 2000 through February 28, 2003.

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its universal life business issued after January 1, 2010. The treaty is retrospective, covering all Independent Financial Advisors (“IFA”) in-force policies from inception.

To facilitate the sale of the CLP business to Aflac, ZALICO recaptured CLP net liabilities previously ceded to ZIC as of November 2, 2020. On a pre-tax basis, ZALICO recorded ceded premiums of $95.6 million (which included $82.2 million of cash transferred from ZIC equal to the net liabilities recaptured), $93.8 million of claims incurred, and other expenses of $1.9 million. In exchange, ZALICO paid ZIC a recapture fee of $88.7 million.

Further, the Company has several reinsurance agreements with ZIC covering the Company’s individual life and group life, accidental death and disability businesses.

The Company entered into a reinsurance treaty with ZIBB in June 2002. Under the terms of the agreement, the Company ceded 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. On January 1, 2019, the reinsurance treaty with ZIBB was terminated. Under this new arrangement with ZIBB, ZALICO assumed back the responsibility to pay all death benefit payments for certain of the Company’s group variable life insurance contracts. As a result of the termination of the agreement, the Company received premiums of $405.8 million and recorded $91.1 million in death benefits and $314.7 million in expenses related to experience rated refunds during 2019. The Company also received cash and securities in 2019 of $405.8 million and recorded a liability for the provision for experience rated refunds of $405.8 million.

The Company’s affiliated reinsurance transactions with ZIC and ZIBB have all been approved by the Illinois Department of Insurance.

Aflac

On March 19, 2020, an agreement was executed between the Companies, ZHCA, ZIC, Aflac and Aflac NY to sell the Companies’ CLP business. The transaction closed on November 2, 2020. Part of the transaction required the recapture of CLP net liabilities previously ceded to ZIC as of the closing date, as discussed above. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

Protective Life Insurance Company

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to a former affiliate, FKLA. In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One. On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

On July 3, 2006, Protective Life purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

The initial ceding commission on the coinsurance agreement with Protective Life was $120 million. This initial ceding commission was not transferred to the Company from Protective Life, but rather was withheld from the assets transferred from the Company to Protective Life as part of the transferred coinsurance assets. As of December 31, 2020 and December 31, 2019, the remaining balance of the initial ceding commission amounted to $4.7 million and $5.1 million, respectively. The remaining balance of the initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus, are being amortized into operations. Amortization of the initial ceding commission was approximately $370,000, $339,000 and $341,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $208,000, $191,000 and $192,000 for the years ended December 31, 2020, 2019 and 2018, respectively.

As part of the coinsurance agreement with Protective Life, most reinsurance agreements with outside reinsurers were novated to Protective Life as part of the Purchase Agreement. As of December 31, 2020, and 2019, the Company’s separate account assets subject to the coinsurance agreement with Protective Life were approximately $1,054,591,000 and $989,047,000, respectively.

A Security Trust Account was established for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by Protective Life, adjusted on a quarterly basis. Protective Life is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less.

Fidelity Life Association

As part of the overall Protective Life transaction, the Company also entered into a reinsurance agreement with Fidelity Life Association (“FLA”) related to certain fixed-rate annuity liabilities. FLA is a mutual insurance company which was an affiliate of FKLA.

9. Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the Illinois Department of Insurance is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the Illinois Department of Insurance. The Company did not pay any dividends in 2020, 2019 or 2018. The Company has no surplus debentures. The Company also has no restrictions on surplus or any stock held by the Company for any special purposes.

10. Retirement Plans and Other Post Retirement Benefits Plans

Consolidated/Holding Company Plans

Effective in 2004, the Company’s employees began participating in a qualified, noncontributory defined benefit pension plan sponsored by ZAIC.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

11. Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity contract holders and variable life insurance policy holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The negative liability for transfers to Separate Accounts due or accrued amounted to $191,000 and $524,000 as of December 31, 2020 and 2019, respectively, which represents CARVM.

The assets and liabilities of the Separate Accounts are carried at fair value, which is based upon the net asset value, at December 31, 2020 and 2019.

The Company has marketed non-registered individual and group variable life policies and a series of individual and group variable annuity contracts. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The non-registered products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Certain separate account products have guarantees that are backed by the general accounts. The Company has entered into reinsurance agreements for all of this guaranteed business. At the end of December 31, 2020, the general account of the Company had a maximum guarantee for the separate account liabilities of $43.91 billion. To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

(in thousands of dollars)
Risk Charges
2020	$462,893
2019	347,628
2018	327,395
2017	314,364
2016	293,339

As all of the guarantees have been reinsured, the above risk charges have also been ceded.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2020	$—	$239	$—	$613,296	$613,535
Reserves at December 31, 2020 for accounts with assets at:
Fair value	—	6,640	—	14,459,189	14,465,829
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,640	$—	$14,459,189	$14,465,829

By withdrawal characteristics:
With market value adjustment	$—	$6,640	$—	$—	$6,640
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	14,459,189	14,459,189
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	$—	$6,640	$—	$14,459,189	$14,465,829
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,640	$—	$14,459,189	$14,465,829

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2019
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2019	$—	$111	$—	$645,230	$645,341
Reserves at December 31, 2020 for accounts with assets at:
Fair value	—	6,703	—	13,860,013	13,866,716
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,703	$—	$13,860,013	$13,866,716

By withdrawal characteristics:
With market value adjustment	$—	$6,703	$—	$—	$6,703
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	13,860,013	13,860,013
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	$—	$6,703	$—	$13,860,013	$13,866,716
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,703	$—	$13,860,013	$13,866,716

The following is a reconciliation of net transfers from the Company’s separate accounts for the years ended December 31, 2020, 2019 and 2018:

(in thousands of dollars)	2020	2019	2018
Transfers as reported in the summary of operations of the separate accounts annual statement
Transfers to separate accounts	$664,017	$716,833	$283,106
Transfers from separate accounts	(240,220)	(582,557)	(215,693)

Net transfers from separate accounts	423,797	134,276	67,413
Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(44,280)	(58,913)	(58,854)
Change in termination value of separate accounts	(49)	(170)	(376)
Separate accounts trading loss	(2)	—	(158)
Transfers required to support benefits	7,503	804	(377)
Fee income from premium taxes and other DAC tax charges	(9,903)	(7,415)	4,119
Other	(163)	1,461	46

Net transfers from separate accounts as reported in the statement of operations	$376,903	$70,043	$11,813

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

12. Premiums Due and Deferred

Gross due and deferred premiums represent life insurance premiums due to be received from policyholders through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

Due and deferred premiums at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020		2019
	Gross	Net	Gross	Net
Ordinary renewal	$5,626	$5,302	$5,442	$5,029
Group life	4,880	4,880	531	531
Accident and health	5,961	5,961	3,917	3,917
Nonadmitted assets	(27)	(27)	—	—

	$16,440	$16,116	$9,890	$9,477

13. Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position.

14. Subsequent Events

The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were available to be issued.

15. Reconciliation to Statutory Statement

As of December 31, 2020, there is no difference between the audited Statutory Financial Statements and the Annual Statement within the balance sheet.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2019, there is a difference between the audited Statutory Financial Statements and the Annual Statement within the balance sheet. The items noted below were primarily related to reclassification of items on the balance sheet and income statement.

	As reported in 2019 annual statement	Adjustments	As reported in audited statutory financial statements
Liabilities and Capital Stock and Surplus:
Payable to affiliates	$12,940,936	$135,000	$13,075,936
Funds held under coinsurance	2,714,829	(135,000)	2,579,829
Total liabilities excluding Separate Accounts business (Line 1 to 25)	1,168,396,583	—	1,168,396,583
Total liabilities	15,035,113,049	—	15,035,113,049
Change in nonadmitted assets	(12,192,944)	(518,000)	(12,710,944)
Change in net deferred tax asset	12,411,664	518,000	12,929,664
Unassigned funds - surplus	(718,250,507)	—	(718,250,507)
Total capital & surplus	166,218,877	—	166,218,877

Statement of Operations:
Federal and foreign income taxes incurred	$896,728	$518,000	$1,414,728
Net loss from oper after policyholder div’s and FIT	(48,351,223)	(518,000)	(48,869,223)
Net income (Line 33 + 34)	(297,299)	—	(297,299)

Supplemental Schedules

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2020

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Life insurance in force	2020
Industrial	$—

Ordinary	$1,206,088,000

Credit life	$—

Group life	$12,203,616,000

Amount of additional accidental death benefits in force under ordinary policies	$2,771,000

Supplemental contracts in force
Ordinary – not involving life contingencies
Amount on deposit	$—

Income payable	$3,387,825

Ordinary – involving life contingencies
Income payable	$53,839,208

Group – not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group – involving life contingencies
Income payable	$—

Annuities
Ordinary
Immediate – amount of income payable	$139,917

Deferred – fully paid – account balance	$96,099,748

Deferred – not fully paid – account balance	$2,921,115,048

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$881,112,351

Accident and health premiums in force
Group	$57,149,005

Credit	$—

Other	$11,041

Deposit funds and dividend accumulations
Deposit funds – account balance	$10,527,088

Dividend accumulations – account balance	$—

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2020

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Investment income earned	2020
U.S. government bonds	$4,564,377
Other fixed maturities (unaffiliated)	21,780,728
Preferred stocks (unaffiliated)	—
Contract loans	6,324,738
Cash, cash equivalents and short-term investments	426,805
Aggregate write-ins for investment income	36

Gross investment income	$33,096,684

Fixed Maturities and short-term investments, by NAIC designation and maturity	2020
Fixed Maturities by maturity – statement value
Due within 1 year or less	$113,843,888
Over 1 year through 5 years	471,953,014
Over 5 years through 10 years	302,994,295
Over 10 years through 20 years	81,530,422
Over 20 years	43,391,178

Total by maturity	$1,013,712,797

Fixed Maturities by NAIC designation – statement value
NAIC – 1	$804,966,530
NAIC – 2	200,441,380
NAIC – 3	8,304,886
NAIC – 4	—
NAIC – 5	—
NAIC – 6	1

Total by NAIC designation	$1,013,712,797

Total fixed maturities publicly traded	$871,572,182

Total fixed maturities privately traded	$142,140,615

Short-term investments – book value	$4,285,097

Cash on deposit	$(1,878,361)

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2020

The Company’s gross investment holdings as filed with the 2020 Annual Statement are $1,319,515,763.

	2020
	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Bond
U.S. governments	$344,033,423	26.07%	$344,033,423	26.07%
All other governments	18,769,560	1.42%	18,769,560	1.42%
U.S. states, territories and possessions, etc. guaranteed	112,434	0.01%	112,434	0.01%
U.S. political subdivisions of states, territories, and possessions, guaranteed	4,350,714	0.33%	4,350,714	0.33%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	97,350,897	7.38%	97,350,897	7.38%
Industrial and miscellaneous	544,517,901	41.27%	544,517,901	41.27%
Hybrid securities	292,773	0.02%	292,773	0.02%
Common Stock
Parent, subsidiaries and affiliates, publicly traded	20,177,074	1.53%	20,177,074	1.53%
Cash, Cash Equivalents, and Short-term investments
Cash	(1,878,361)	-0.14%	(1,878,361)	-0.14%
Cash equivalents	103,732,083	7.86%	103,732,083	7.86%
Short-term investments	4,285,097	0.32%	4,285,097	0.32%
Contract loans	183,093,853	13.88%	183,093,853	13.88%
Receivables for securities	678,315	0.05%	678,315	0.05%

Total invested assets	$1,319,515,763	100%	$1,319,515,763	100%

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

The Company’s total admitted assets, excluding separate account assets, as filed in the 2020 Annual Statement were $1,441,080,744.

The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	2020
Investments	Amount	Percentage of Total Admitted Assets
ZALICONY	$20,177,074	1.40%
JPMORGAN CHASE & COMPANY	11,301,348	0.78%
FNCL POOL FM5242/FM5222/FM5214	10,607,677	0.74%
WELLS FARGO & COMPANY	7,762,173	0.54%
AT&T INCORPORATED	7,293,224	0.51%
MORGAN STANLEY	6,599,916	0.46%
BANK OF AMERICA CORPORATION	6,502,465	0.45%
CITIGROUP INCORPORATED	6,478,841	0.45%
BERKSHIRE HATHAWAY INCORPORATED	5,909,423	0.41%
INTL BK RECON & DEVELOP / INTL FINANCE CORPORATION	5,707,277	0.40%

The amounts and percentages of the Company’s total admitted assets held in fixed maturities and preferred stocks by NAIC rating are as follows:

	2020
	Amount	Percentage
Fixed Maturities
NAIC – 1	$804,966,530	55.86%
NAIC – 2	200,441,380	13.91%
NAIC – 3	8,304,886	0.58%
NAIC – 4	—	0.00%
NAIC – 5	—	0.00%
NAIC – 6	1	0.00%

	$1,013,712,797

Preferred stocks
P/RP-1	$—	0.00%
P/RP-2	—	0.00%
P/RP-3	—	0.00%
P/RP-4	—	0.00%
P/RP-5	—	0.00%
P/RP-6	—	0.00%

	$—

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

The Company holds admitted assets in foreign investments of $65,862,751 or 5% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	2020
	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$48,280,937	3.35%
Countries rated NAIC – 2	—	0.00%
Countries rated NAIC – 3 or below	17,581,814	1.22%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	2020
Countries Rated NAIC – 1	Amount	Percentage of Total Admitted Assets
Cayman Islands	$9,205,608	0.64%
Australia	7,235,398	0.50%

Countries Rated NAIC – 2 or below
	$—	0.00%

Countries Rated NAIC – 3 or below
Supranational - THE WORLD BANK GROUP	$5,707,277	0.40%
Supranational - INTER-AMERICAN DEVELOPMENT BANK	5,418,964	0.38%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

		2020
NAIC Rating		Amount	Percentage Total Assets
1.A FE	INTL FINANCE CORP/ INTL BK RECON & DEVELOP	$5,707,277	0.40%
1.A FE	INTER-AMERICAN DEVELOPMENT BANK	5,418,964	0.38%
1.A FE	AFRICAN DEVELOPMENT BANK	4,392,429	0.30%
1.F FE	FEDERATION CENTRES LIMITED	3,900,153	0.27%
1.F FE	HSBC HOLDINGS PLC	3,310,427	0.23%
1.G FE	MIZUHO FINANCIAL GROUP INCORPORATED	3,028,099	0.21%
2.B	CORBION NV	3,000,126	0.21%
2.C	INFINEON TECHNOLOGIES AG	2,999,865	0.21%
1.E FE	BPCE SA	2,043,721	0.14%
1.G FE	SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED	1,719,590	0.12%

Question 11 The Company has $7,821,632 of Canadian investments.

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

	2020
Issuer	Amount	Percentage Total Assets
Zurich American Life Insurance Company of New York	$20,177,074	1.40%

Question 14 The Company’s investments in nonaffiliated, privately placed equity securities are listed below:

	2020
Fund Manager	Total Invested	Diversified	Nondiversified
FEDERATED HERMES	$31,187,639	$31,187,639	$—
JPMORGAN CHASE & CO	23,153,342	23,153,342	—
FIDELITY	20,283,609	20,283,609	—
GOLDMAN SACHS GROUP	16,219,523	16,219,523	—
STATE STREET	12,887,970	12,887,970	—

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

Question 20 is not applicable as the Company does not hold any investments in securities lending.

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes  ☐    No  ☒

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  ☐    No  ☒

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes  ☐    No  ☒

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:		Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period[1]	Yes No	☐ ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No	☐ ☒		N/A

[1]

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under SSAP and as a deposit under US GAAP; or

Yes  ☐    No  ☐    N/A  ☒

(b)	Accounted for that contract as reinsurance under US GAAP and as a deposit under SSAP?

Yes  ☐    No  ☐    N/A  ☒